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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported) November 4, 1999


                               EGGHEAD.COM, INC.
            (Exact name of registrant as specified in its charter)


         0-16930                      Washington                       91-1296187
       (Commission           (State or other jurisdiction           (I.R.S. Employer
       File Number)                 of incorporation)              Identification No.)

                            521 S.E. Chkalov Drive
                             Vancouver, Washington
                   (Address of principal executive offices)


                                     98683
                                  (Zip Code)


      Registrant's telephone number, including area code  (360) 883-3447

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Item 5:  Other Events

     On November 4, 1999 Egghead.com's shareholder meeting to consider the proposed merger with Onsale, Inc. was adjourned until November 19, 1999. A press release announcing the adjournment of the meeting is attached to this report as
Exhibit 99.1.

Item 7:  Financial Statements and Exhibits.

         (c)  Exhibits

              99.1   Press Release dated November 4, 1999.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  November 4, 1999

                                       EGGHEAD.COM, INC.



                                       By:      /s/ George P. Orban
                                           --------------------------------
                                            George P. Orban
                                            Chairman of the Board
                                            of Directors and Chief
                                            Executive Officer

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                                 EXHIBIT INDEX

              Exhibit

              99.1   Press Release dated November 4, 1999.